UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 17, 2010

Add-on Exchange, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52867	38-3794899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 15th Floor #1981 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 818-1385

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 4.01.Change in Registrant’s Certifying Accountant.

On August 17, 2010, the board of directors of the Add-on Exchange, Inc. (the “Company”) approved the dismissal of Gately & Associates, LLC (“Gately”) as the Company’s independent registered public accounting firm.  Gately’s dismissal was effective immediately.

During the fiscal years ended September 30, 2009 and 2008, Gately’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2009 and 2008 and the subsequent period through August 17, 2010, (i) there were no disagreements between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Gately, would have caused Gately to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On August 17, 2010, the Company provided Gately with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Gately furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The Company has been unsuccessful in its attempts to contact Gately and has not received a response to its request.

On August 17, 2010, the Company engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the Company’s fiscal year ended September 30, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s board of directors on August 17, 2010.

During the years ended September 30, 2009 and 2008 and the subsequent interim period through August 17, 2010, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 1, 2010

ADD-ON EXCHANGE, INC.

By:            /s/ John Rafuse
Name:       John Rafuse
Title:         Chief Executive Officer

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